Security Information

Security Purchased
Comparison Security
Comparison Security

CUSIP
00081TAC2


Issuer
ACCO BRAND CORPORATION


Underwriters
Bank of America, BMO Capital Markets,
Credit Suisse, Deutsche Bank, Barclays,
Barrington Research Associates, CJS
Securities, SunTrust Robinson Humphrey


Years of continuous operation, including predecessors
> 3 years


Security
ABD 10 5/8 03/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/21/2009


Total amount of offering sold to QIBs
460,000,000


Total amount of any concurrent public offering
0


Total
460,000,000


Public offering price
98.502


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.50%


Rating
B2 / BB-


Current yield
9.71%


Benchmark vs Spread (basis points)
838bp


Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds


DWS HIGH INCOME FUND
DWS
850,000
 $           837,267
0.18%



DWS HIGH INCOME PLUS FUND
DWS
180,000
 $           177,304
0.04%



DWS HIGH INCOME TRUST
DWS
105,000
 $           103,427
0.02%



DWS HIGH INCOME VIP
DWS
105,000
 $           103,427
0.02%



DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $              9,850
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
110,000
 $           108,352
0.02%



DWS STRATEGIC INCOME FUND
DWS
90,000
 $            88,652
0.02%



DWS STRATEGIC INCOME TRUST
DWS
30,000
 $            29,551
0.01%



DWS STRATEGIC INCOME VIP
DWS
20,000
 $            19,700
0.00%



Total


 $           837,267
0.18%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
00828BAC9


Issuer
AFFINIA GROUP INCORPORATED


Underwriters
Bank of America, Barclays, Deutsche Bank,
JP Morgan, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
AFFGRP 10 3/4 08/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/6/2009


Total amount of offering sold to QIBs
225,000,000


Total amount of any concurrent public offering
0


Total
225,000,000


Public offering price
98.799


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.25%


Rating
B1 / B+


Current yield
10.12%


Benchmark vs Spread (basis points)
765bp

Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds


DWS HIGH INCOME FUND
DWS
280,000
 $           276,637
0.12%



DWS HIGH INCOME PLUS FUND
DWS
60,000
 $            59,279
0.03%



DWS HIGH INCOME TRUST
DWS
35,000
 $            34,580
0.02%



DWS HIGH INCOME VIP
DWS
35,000
 $            34,580
0.02%



DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $              9,880
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
35,000
 $            34,580
0.02%



DWS STRATEGIC INCOME FUND
DWS
25,000
 $            24,700
0.01%



DWS STRATEGIC INCOME TRUST
DWS
10,000
 $              9,880
0.00%



DWS STRATEGIC INCOME VIP
DWS
10,000
 $              9,880
0.00%



Total


 $           493,995
0.22%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
058498AM8


Issuer
BALL CORPORATION


Underwriters
Bank of America, Barclays, Deutsche Bank,
Goldman Sachs, JP Morgan, BNP Paribas,
Commerzbank Capital Markets, HSBC,
Keybank, RBS, US Bank, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
BLL 7 1/8 09/01/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/11/2009


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
97.975


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
Ba1 / BB+


Current yield
6.97%


Benchmark vs Spread (basis points)
420bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds


DWS HIGH INCOME FUND
DWS
1,115,000
 $        1,092,421
0.29%


DWS HIGH INCOME PLUS FUND
DWS
230,000
 $           225,343
0.06%


DWS HIGH INCOME TRUST
DWS
130,000
 $           127,368
0.03%



DWS HIGH INCOME VIP
DWS
140,000
 $           137,165
0.04%


DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $              9,798
0.00%


DWS MULTI MARKET INCOME TRUST
DWS
165,000
 $           161,659
0.04%


DWS STRATEGIC INCOME FUND
DWS
135,000
 $           132,266
0.04%


DWS STRATEGIC INCOME TRUST
DWS
45,000
 $            44,089
0.01%


DWS STRATEGIC INCOME VIP
DWS
30,000
 $            29,393
0.01%


Total

 $        1,959,500
0.52%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
058498AN6


Issuer
BALL CORPORATION


Underwriters
Bank of America, Barclays, Deutsche Bank,
Goldman Sachs, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
BLL 7 3/8 09/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/11/2009


Total amount of offering sold to QIBs
325,000,000


Total amount of any concurrent public offering
0


Total
325,000,000


Public offering price
97.414


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
Ba1 / BB+


Current yield
7.22%


Benchmark vs Spread (basis points)
405bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds



DWS HIGH INCOME FUND
DWS
1,110,000
 $        1,081,295
0.34%



DWS HIGH INCOME PLUS FUND
DWS
230,000
 $           224,052
0.07%



DWS HIGH INCOME TRUST
DWS
135,000
 $           131,509
0.04%



DWS HIGH INCOME VIP
DWS
140,000
 $           136,380
0.04%



DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $              9,741
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
170,000
 $           165,604
0.05%



DWS STRATEGIC INCOME FUND
DWS
135,000
 $           131,509
0.04%



DWS STRATEGIC INCOME TRUST
DWS
45,000
 $            43,836
0.01%



DWS STRATEGIC INCOME VIP
DWS
25,000
 $            24,354
0.01%



Total


 $        1,948,280
0.61%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
20605PAA9


Issuer
CONCHO RESOURCES INCORPORATED


Underwriters
Bank of America Merrill Lynch, BNP
Paribas, JP Morgan, Wells Fargo, Calyon,
Deutsche Bank, ING Financial Markets,
Keybank, Mitsubishi UFJ Securities, Natixis
Bleichroeder, Raymond James


Years of continuous operation, including predecessors
> 3 years


Security
CXO 8 5/8 10/01/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2009


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
98.578


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
B3 / BB


Current yield
8.34%


Benchmark vs Spread (basis points)
566bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS HIGH INCOME FUND
DWS
1,140,000
 $        1,123,789
0.37%



DWS HIGH INCOME PLUS FUND
DWS
240,000
 $           236,587
0.08%



DWS HIGH INCOME TRUST
DWS
140,000
 $           138,009
0.05%



DWS HIGH INCOME VIP
DWS
145,000
 $           142,938
0.05%



DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $              9,858
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
145,000
 $           142,938
0.05%



DWS STRATEGIC INCOME FUND
DWS
115,000
 $           113,365
0.04%



DWS STRATEGIC INCOME TRUST
DWS
40,000
 $            39,431
0.01%



DWS STRATEGIC INCOME VIP
DWS
25,000
 $            24,645
0.01%



Total


 $        1,971,560
0.66%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
254709AE8


Issuer
DISCOVER FINANCIAL


Underwriters
Bank of America Merrill Lynch, Deutsche
Bank, Wells Fargo, Goldman Sachs, Scotia
Capital


Years of continuous operation, including predecessors
> 3 years


Security
DFS 10 1/4 07/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/10/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
100.000


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.45%


Rating
Ba1 / BBB-


Current yield
8.82%


Benchmark vs Spread (basis points)
694.7bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS Lifecycle Long Range Fund
DWS
120,000
120,000
0.03%


Total

 $           120,000
0.03%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
256605AS5

Issuer
DOLE FOODS COMPANY

Underwriters
Bank of America Merrill Lynch, Deutsche
Bank, Wells Fargo, Goldman Sachs, Scotia
Capital

Years of continuous operation, including predecessors
> 3 years

Security
DOLEFC 8 10/01/16

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/18/2009

Total amount of offering sold to QIBs
315,000,000

Total amount of any concurrent public offering
0

Total
315,000,000

Public offering price
98.035

Price paid if other than public offering price
N/A

Underwriting spread or commission
2.00%

Rating
B2 / B-

Current yield
8.00%

Benchmark vs Spread (basis points)
526.5bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS HIGH INCOME PLUS FUND
DWS
1,700,000
1,666,595
0.54%

DWS HIGH INCOME PLUS FUND
DWS
360,000
352,926
0.11%

DWS HIGH INCOME TRUST
DWS
210,000
205,874
0.07%

DWS HIGH INCOME VIP
DWS
215,000
210,775
0.07%

DWS LIFECYCLE LONG RANGE FUND
DWS
20,000
19,607
0.01%

DWS MULTI MARKET INCOME TRUST
DWS
225,000
220,579
0.07%

DWS STRATEGIC INCOME FUND
DWS
175,000
171,561
0.05%

DWS STRATEGIC INCOME TRUST
DWS
60,000
58,821
0.02%

DWS STRATEGIC INCOME VIP
DWS
35,000
34,312
0.01%

Total

 $        2,941,050
0.94%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAB4


Issuer
FRONTIER COMMUNICATIONS


Underwriters
Citigroup, Credit Suisse, JP Morgan,
Deutsche Bank


Years of continuous operation, including predecessors
> 3 years


Security
FTR 8 1/8 10/01/18


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/17/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
98.441


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
Ba2 / BB


Current yield
8.07%


Benchmark vs Spread (basis points)
498bp


Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds


DWS HIGH INCOME FUND
DWS
6,060,000
 $        5,965,525
1.01%


DWS HIGH INCOME PLUS FUND
DWS
1,275,000
 $        1,255,123
0.21%


DWS HIGH INCOME TRUST
DWS
735,000
 $           723,541
0.12%


DWS HIGH INCOME VIP
DWS
760,000
 $           748,152
0.12%


DWS LIFECYCLE LONG RANGE FUND
DWS
25,000
 $            24,610
0.00%


DWS MULTI MARKET INCOME TRUST
DWS
500,000
 $           492,205
0.08%


DWS STRATEGIC INCOME FUND
DWS
420,000
 $           413,452
0.07%


DWS STRATEGIC INCOME TRUST
DWS
145,000
 $           142,739
0.02%


DWS STRATEGIC INCOME VIP
DWS
80,000
 $            78,753
0.01%


Total

 $        9,844,100
1.66%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
37250WAA6


Issuer
GEOEYE INCORPORATED


Underwriters
Bank of America Merrill Lynch, JP Morgan,
Canaccord Adams, Deutsche Bank,
Dougherty & Co, Jefferies, SMH Capital
Advisors


Years of continuous operation, including predecessors
> 3 years


Security
GEOY 9 5/8 10/01/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/23/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
97.262


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.25%


Rating
B1 / B


Current yield
9.67%


Benchmark vs Spread (basis points)
746bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds


DWS High Income Fund
DWS
575,000
 $           559,257
0.14%



DWS High Income Plus Fund
DWS
120,000
 $           116,714
0.03%



DWS High Income Trust
DWS
70,000
 $            68,083
0.02%



DWS High Income VIP
DWS
70,000
 $            68,083
0.02%



DWS Lifecycle Long Range Fund
DWS
10,000
 $              9,726
0.00%



DWS Multi Market Income Trust
DWS
75,000
 $            72,947
0.02%



DWS Strategic Income Fund
DWS
60,000
 $            58,357
0.01%



DWS Strategic Income Trust
DWS
20,000
 $            19,452
0.00%


Total


 $           972,620
0.25%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
413627BK5


Issuer
HARRAHS OPERATING CO
INCORPORATED


Underwriters
Bank of America Merrill Lynch, Citigroup,
Credit Suisse, Deutsche Bank, JP Morgan,
Goldman Sachs, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
HET 11 1/4 06/01/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/8/2009


Total amount of offering sold to QIBs
720,000,000


Total amount of any concurrent public offering
0


Total
720,000,000


Public offering price
100.000


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
Caa1e / Be


Current yield
11.01%


Benchmark vs Spread (basis points)
818.10%

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS HIGH INCOME FUND
DWS
2,815,000
$2,815,000
0.39%


DWS HIGH INCOME PLUS FUND
DWS
600,000
$600,000
0.08%


DWS HIGH INCOME TRUST
DWS
355,000
$355,000
0.05%


DWS HIGH INCOME VIP
DWS
360,000
$360,000
0.05%


DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$30,000
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
375,000
$375,000
0.05%


DWS STRATEGIC INCOME FUND
DWS
300,000
$300,000
0.04%


DWS STRATEGIC INCOME TRUST
DWS
105,000
$105,000
0.01%


DWS STRATEGIC INCOME VIP
DWS
60,000
$60,000
0.01%


Total


$5,000,000
0.69%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
44701QAR3


Issuer
HUNTSMAN INTL LLC


Underwriters
Credit Suisse, Deutsche Bank


Years of continuous operation, including predecessors
> 3 years


Security
HUN 5 1/2 06/30/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/9/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
100.000


Price paid if other than public offering price
N/A


Underwriting spread or commission
N/A


Rating
B1 / B-


Current yield
6.41%


Benchmark vs Spread (basis points)
245.8bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds


DWS High Income Fund
DWS
1,410,000
$1,410,000
0.24%


DWS High Income Plus Fund
DWS
300,000
$300,000
0.05%


DWS High Income Trust
DWS
180,000
$180,000
0.03%


DWS High Income VIP
DWS
180,000
$180,000
0.03%


DWS Lifecycle Long Range Fund
DWS
15,000
$15,000
0.00%


DWS Multi Market Income Trust
DWS
185,000
$185,000
0.03%

DWS Strategic Income Fund
DWS
150,000
$150,000
0.03%

DWS Strategic Income Trust
DWS
50,000
$50,000
0.01%

DWS Strategic Income VIP
DWS
30,000
$30,000
0.01%

Total

$2,500,000
0.42%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
46284PAM6


Issuer
IRON MOUNTAIN INC


Underwriters
Bank of America Merrill Lynch,  Barclays
Capital, JP Morgan, Scotia Capital,
Deutsche Bank


Years of continuous operation, including predecessors
> 3 years

Security
IRM 8 3/8 08/15/21

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Barclays

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/5/2009

Total amount of offering sold to QIBs
550,000,000

Total amount of any concurrent public offering
0

Total
550,000,000

Public offering price
99.625

Price paid if other than public offering price
N/A

Underwriting spread or commission
1.50%

Rating
B2 / B+


Current yield
8.21%

Benchmark vs Spread (basis points)
466bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds


DWS HIGH INCOME FUND
DWS
4,180,000
$4,164,325
0.76%

DWS HIGH INCOME PLUS FUND
DWS
870,000
$866,738
0.16%


DWS HIGH INCOME TRUST
DWS
620,000
$617,675
0.11%

DWS HIGH INCOME VIP
DWS
530,000
$528,013
0.10%

DWS LIFECYCLE LONG RANGE FUND
DWS
40,000
$39,850
0.01%


DWS MULTI MARKET INCOME TRUST
DWS
615,000
$612,694
0.11%


DWS STRATEGIC INCOME FUND
DWS
395,000
$393,519
0.07%


DWS STRATEGIC INCOME TRUST
DWS
170,000
$169,363
0.03%


DWS STRATEGIC INCOME VIP
DWS
80,000
$79,700
0.01%


Total

$7,471,875
1.36%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
651715AJ3

Issuer
NEWPAGE CORPORATION

Underwriters
Citigroup, Credit Suisse, Goldman Sachs,
Barclays, Deutsche Bank,  UBS Securities

Years of continuous operation, including predecessors
> 3 years

Security
NEWPAG 11 3/8 12/31/14

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/17/2009

Total amount of offering sold to QIBs
1,700,000,000

Total amount of any concurrent public offering
0


Total
1,700,000,000

Public offering price
93.996

Price paid if other than public offering price
N/A

Underwriting spread or commission
2.25%

Rating
B2 / CCC+

Current yield
11.38%

Benchmark vs Spread (basis points)
1055bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS HIGH INCOME FUND
DWS
4,555,000
$4,281,517.80
0.25%

DWS HIGH INCOME PLUS FUND
DWS
960,000
$902,361.60
0.05%

DWS HIGH INCOME TRUST
DWS
555,000
$521,677.80
0.03%


DWS HIGH INCOME VIP
DWS
575,000
$540,477.00
0.03%


DWS LIFECYCLE LONG RANGE FUND
DWS
50,000
$46,998.00
0.00%


DWS MULTI MARKET INCOME TRUST
DWS
585,000
$549,876.60
0.03%

DWS STRATEGIC INCOME FUND
DWS
465,000
$437,081.40
0.03%


DWS STRATEGIC INCOME TRUST
DWS
160,000
$150,393.60
0.01%


DWS STRATEGIC INCOME VIP
DWS
95,000
$89,296.20
0.01%

Total

$7,519,680.00
0.44%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
707569AM1


Issuer
PENN NATIONAL GAMING INC


Underwriters
Bank of America Merrill Lynch, Deutsche
Bank, RBS, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
PENN 8 3/4 08/15/19

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Wells Fargo

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/10/2009

Total amount of offering sold to QIBs
325,000,000

Total amount of any concurrent public offering
0

Total
325,000,000

Public offering price
100.000

Price paid if other than public offering price
N/A

Underwriting spread or commission
2.00%

Rating
B1 / BB-

Current yield
8.66%

Benchmark vs Spread (basis points)
499bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS High Income Fund
DWS
1,245,000
$1,245,000.00
0.38%

DWS High Income Plus Fund
DWS
260,000
$260,000.00
0.08%

DWS High Income Trust
DWS
150,000
$150,000.00
0.05%

DWS Lifecycle Long Range Fund
DWS
15,000
$15,000.00
0.00%

DWS Multi Market Income Trust
DWS
145,000
$145,000.00
0.04%


DWS Strategic Income Fund
DWS
120,000
$120,000.00
0.04%


DWS Strategic Income Trust
DWS
40,000
$40,000.00
0.01%


DWS Strategic Income VIP
DWS
25,000
$25,000.00
0.01%


Total

$2,000,000.00
0.62%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
749121BZ1


Issuer
QWEST COMMUNICATIONS INT


Underwriters
Barclays, Citigroup, Deutsche Bank, JP
Morgan, RBS, TD Securities, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
QUS 8 10/01/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/14/2009


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
98.244


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
Ba3 / B+


Current yield
8.08%


Benchmark vs Spread (basis points)
569bp
Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS BOND VIP
DWS
750,000
$736,830.00
0.13%

DWS CORE PLUS INCOME FUND
DWS
2,500,000
$2,456,100.00
0.45%

DWS GLOBAL BOND FUND
DWS
750,000
$736,830.00
0.13%

DWS HIGH INCOME FUND
DWS
2,845,000
$2,795,041.80
0.51%

DWS HIGH INCOME PLUS FUND
DWS
600,000
$589,464.00
0.11%

DWS HIGH INCOME TRUST
DWS
350,000
$343,854.00
0.06%

DWS HIGH INCOME VIP
DWS
360,000
$353,678.40
0.06%

DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$29,473.20
0.01%

DWS MULTI MARKET INCOME TRUST
DWS
360,000
$353,678.40
0.06%

DWS STRATEGIC INCOME FUND
DWS
295,000
$289,819.80
0.05%

DWS STRATEGIC INCOME TRUST
DWS
100,000
$98,244.00
0.02%

DWS STRATEGIC INCOME VIP
DWS
60,000
$58,946.40
0.01%

Total

$8,841,960.00
1.61%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
853766AA1


Issuer
STANDARD PACIFIC ESCROW


Underwriters
Bank of America Merrill Lynch, Credit
Suisse, Deutsche Bank


Years of continuous operation, including predecessors
> 3 years


Security
SPF 10 3/4 09/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/10/2009

Total amount of offering sold to QIBs
280,000,000

Total amount of any concurrent public offering
0

Total
280,000,000

Public offering price
91.997

Price paid if other than public offering price
N/A

Underwriting spread or commission
0.65%


Rating
Caa1 / CCC


Current yield
10.97%


Benchmark vs Spread (basis points)
955bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS HIGH INCOME FUND
DWS
3,420,000
$3,146,297.40
1.12%

DWS HIGH INCOME PLUS FUND
DWS
720,000
$662,378.40
0.24%

DWS HIGH INCOME TRUST
DWS
415,000
$381,787.55
0.14%



DWS HIGH INCOME VIP
DWS
435,000
$400,186.95
0.14%

DWS LIFECYCLE LONG RANGE FUND
DWS
35,000
$32,198.95
0.01%

DWS MULTI MARKET INCOME TRUST
DWS
435,000
$400,186.95
0.14%



DWS STRATEGIC INCOME FUND
DWS
350,000
$321,989.50
0.11%



DWS STRATEGIC INCOME TRUST
DWS
120,000
$110,396.40
0.04%

DWS STRATEGIC INCOME VIP
DWS
70,000
$64,397.90
0.02%

Total

$5,519,820.00
1.97%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
989701AX5


Issuer
ZIONS BANCORP


Underwriters
Deutsche Bank, Goldman Sachs, Bank of
America, JP Morgan Securities, Zions
Direct


Years of continuous operation, including predecessors
> 3 years

Security
ZION 7 3/4 09/23/14

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/18/2009

Total amount of offering sold to QIBs
450,000,000

Total amount of any concurrent public offering
0

Total
450,000,000


Public offering price
86.888


Price paid if other than public offering price
N/A

Underwriting spread or commission
1.25%

Rating
BBB-

Current yield
8.57%

Benchmark vs Spread (basis points)
538bp
Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS HIGH INCOME FUND
DWS
6,835,000
$5,938,794.80
1.52%


DWS HIGH INCOME PLUS FUND
DWS
1,430,000
$1,242,498.40
0.28%


DWS HIGH INCOME TRUST
DWS
830,000
$721,170.40
0.16%


DWS HIGH INCOME VIP
DWS
855,000
$742,892.40
0.17%


DWS LIFECYCLE LONG RANGE FUND
DWS
70,000
$60,821.60
0.01%

DWS MULTI MARKET INCOME TRUST
DWS
895,000
$777,647.60
0.17%

DWS STRATEGIC INCOME FUND
DWS
695,000
$603,871.60
0.13%

DWS STRATEGIC INCOME TRUST
DWS
250,000
$217,220.00
0.05%

DWS STRATEGIC INCOME VIP
DWS
140,000
$121,643.20
0.03%

Total


$10,426,560.00
2.52%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
03070QAK7


Issuer
Ameristar Casinos


Underwriters
Banc of America Securities, Deutsche Bank
Securities, Wachovia, Calyon Securities,
Comerica Securities


Years of continuous operation, including predecessors
> 3 years


Security
ASCA 9.25% 06/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
97.087


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/BB-


Current yield
9.53%


Benchmark vs Spread (basis points)
726bp

Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased
by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,689
0.01%



DWS Balanced VIP
DWS
15,000.00
 $      14,563
0.00%



DWS High Income Fund
DWS
1,900,000.00
 $  1,844,653
0.29%



DWS High Income Plus Fund
DWS
395,000.00
 $     383,494
0.06%



DWS High Income VIP
DWS
240,000.00
 $     233,009
0.04%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,417
0.00%



DWS Multi Market Income Trust
DWS
180,000.00
 $     174,757
0.03%



DWS Short Duration Fund
DWS
770,000.00
 $     747,570
0.12%



DWS Short Duration Plus Fund
DWS
923,013.90
 $     896,127
0.14%



DWS Strategic Income Fund
DWS
125,000.00
 $     121,359
0.02%



DWS Strategic Income Trust
DWS
50,000.00
 $      48,544
0.01%



DWS Strategic Income VIP
DWS
30,000.00
 $      29,126
0.00%



Total

4,693,014
 $  4,556,306
0.72%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
172967EV9


Issuer
Citigroup Incorporated


Underwriters
Citigroup, Deutsche Bank Securities, Goldman
Sachs, Prudential Assurance, RBS Securities,
Blaylock Robert Van, BNP Paribas, Cabrera
Capital Markets, Credit Suisse, NBF Securities,
RBC Capital, TD Securities, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
C 8.5% 05/22/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/15/2009


Total amount of offering sold to QIBs
3,000,000,000


Total amount of any concurrent public offering
0


Total
3,000,000,000


Public offering price
98.259


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.43%


Rating
A3e/A


Current yield
8.65%


Benchmark vs Spread (basis points)
437bp

Fund Specific Information


Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds



DWS Lifecycle Long Range
DWS
660,000.00
 $    648,509
0.02%
3.53%
4.36%
6/30/2009
DWS Strategic Income Fund
DWS
715,000.00
 $    702,552
0.02%
3.53%
0.87%
6/30/2009
DWS Strategic Income VIP
DWS
160,000.00
 $    157,214
0.01%
3.53%
0.98%
6/30/2009
Total

1,535,000
 $ 1,508,276
0.05%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
22818TAA0


Issuer
Crown Americas


Underwriters
Bank of America, Merrill Lynch, Citigroup,
Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
CCK 7.625% 05/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
97.092


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
B1/BB-


Current yield
7.85%


Benchmark vs Spread (basis points)
522bp

Fund Specific Information


Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Balanced Fund
DWS
30,000.00
 $      29,128
0.01%



DWS Balanced VIP
DWS
10,000.00
 $       9,709
0.00%



DWS High Income Fund
DWS
1,210,000.00
 $ 1,174,813
0.30%



DWS High Income Plus Fund
DWS
250,000.00
 $    242,730
0.06%



DWS High Income Trust
DWS
135,000.00
 $    131,074
0.03%



DWS High Income VIP
DWS
155,000.00
 $    150,493
0.04%



DWS Lifecycle Long Range Fund
DWS
10,000.00
 $       9,709
0.00%



DWS Multi Market Income Trust
DWS
120,000.00
 $    116,510
0.03%



DWS Strategic Income Fund
DWS
30,000.00
 $      29,128
0.01%



DWS Strategic Income Trust
DWS
30,000.00
 $      29,128
0.01%



DWS Strategic Income VIP
DWS
20,000.00
 $      19,418
0.01%



Total

2,000,000
 $ 1,941,840
0.50%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BX0


Issuer
Dow Chemical Company


Underwriters
Banc of America Securities, Citigroup, HSBC
Securities, Morgan Stanley, RBS Securities,
Barclays Capital, Deutsche Bank Securities,
Mitsubishi UFJ, Mizuho International, Blaylock
Robert, Loop Capital, Utendahl Capital, Williams
Capital


Years of continuous operation, including predecessors
> 3 years


Security
DOW 8.55% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
3,250,000,000


Total amount of any concurrent public offering
0


Total
3,250,000,000


Public offering price
99.794


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB-


Current yield
8.57%


Benchmark vs Spread (basis points)
525bp


Fund Specific Information


Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS BALANCED FUND
DWS
75,000.00
 $      74,846
0.00%



DWS BALANCED VIP
DWS
20,000.00
 $      19,959
0.00%



DWS HIGH INCOME FUND
DWS
2,950,000.00
 $ 2,943,923
0.09%



DWS HIGH INCOME PLUS FUND
DWS
615,000.00
 $    613,733
0.02%



DWS HIGH INCOME TRUST
DWS
340,000.00
 $    339,300
0.01%



DWS HIGH INCOME VIP
DWS
385,000.00
 $    384,207
0.01%



DWS LIFECYCLE LONG RANGE FUND
DWS
30,000.00
 $      29,938
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
270,000.00
 $    269,444
0.01%



DWS STRATEGIC INCOME FUND
DWS
1,640,000.00
 $ 1,636,622
0.05%



DWS STRATEGIC INCOME VIP
DWS
360,000.00
 $    359,258
0.01%



DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $      44,907
0.00%



Total

6,730,000
 $ 6,716,136
0.21%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
29273RAM1


Issuer
Energy Transfer Partners


Underwriters
Credit Suisse, Deutsche Bank Securities, JP
Morgan Securities, Morgan Stanley, RBS
Greenwich Capital, BNP Paribas


Years of continuous operation, including predecessors
> 3 years


Security
ETP 9% 04/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/2/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
99.996


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB-


Current yield
9.00%


Benchmark vs Spread (basis points)
624


Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Lifecycle Long Range Fund
DWS
335,000.00
 $    334,987
0.05%



Total

335,000
 $    334,987
0.05%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
494550BB1


Issuer
Kinder Morgan Energy


Underwriters
Citigroup, JP Morgan, Wachovia, Banc of
America Securities, Barclays Capital,
Commerzbank Capital, Deutsche Bank
Securities, Goldman Sachs, Mitsubishi UFJ,
Morgan Stanley, RBS Securities, SunTrust
Robinson


Years of continuous operation, including predecessors
> 3 years


Security
KMP 6.85% 02/15/2020


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.669


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB


Current yield
6.87%


Benchmark vs Spread (basis points)
362bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Multi Market Income Trust
DWS
2,360,000
 $ 2,352,188
0.34%



DWS Lifecycle Long Range Fund
DWS
375,000
 $    373,759
0.05%



DWS Strategic Income Fund
DWS
1,420,000
 $ 1,415,300
0.20%



DWS Strategic Income VIP
DWS
320,000
 $    318,941
0.05%



DWS Strategic Income Trust
DWS
640,000
 $    637,882
0.09%



Total

5,115,000
 $ 5,098,069
0.73%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
575767AG3


Issuer
Mass Mutual Life Insurance


Underwriters
Barclays Capital, Morgan Stanley, Bank of
America Securities, Citigroup, Credit Suisse,
Deutsche Bank Securities, Goldman Sachs, JP
Morgan, UBS Securities, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
MASSMU 8.875% 06/01/2039


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/27/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
98.710


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Aa3/AA


Current yield
8.99%


Benchmark vs Spread (basis points)
437bp

Fund Specific Information


Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Lifecycle Long Range Fund
DWS
375,000.00
 $    370,163
0.05%



Total

375,000
 $    370,163
0.05%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
594918AC8


Issuer
Microsoft Corp


Underwriters
Banc of America Securities, Citigroup, JP
Morgan, Morgan Stanley, Credit Suisse, UBS
Securities, Wachovia, Bank of New York,
Barclays Capital, BNP Paribas, CastleOak
Securities, Deutsche Bank Securities, Goldman
Sachs, HSBC Securities, Loop Capital Markets
LLC, Mizuho Securities USA, RBS Greenwich
Capital, SG Americas Securities LLC, Societe
Generale


Years of continuous operation, including predecessors
> 3 years


Security
MSFT 4.2% 6/1/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
 Morgan Stanley Capital Services


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/11/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.950


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Aaa/AAA


Current yield
4.20%


Benchmark vs Spread (basis points)
105bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Lifecycle Long Range Fund
DWS
280,000.00
 $    279,860
0.03%



Total

280,000
 $    279,860
0.03%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
594918AD6


Issuer
Microsoft Corp


Underwriters
Banc of America Securities, Citigroup, JP
Morgan, Morgan Stanley, Credit Suisse, UBS
Securities, Wachovia, Bank of New York,
Barclays Capital, BNP Paribas, CastleOak
Securities, Deutsche Bank Securities, Goldman
Sachs & Co, HSBC Securities, Loop Capital
Markets LLC, Mizuho Securities USA, RBS
Greenwich Capital, SG Americas Securities LLC


Years of continuous operation, including predecessors
> 3 years


Security
MSFT 5.2% 6/1/2039


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/11/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.786


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Aaa/AAA


Current yield
5.21%


Benchmark vs Spread (basis points)
105bp


Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Lifecycle Long Range Fund
DWS
285,000.00
 $    284,390
0.04%



Total

285,000
 $    284,390
0.04%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
69073TAM5


Issuer
Owens-Brockway


Underwriters
Banc of America Securities, Deutsche Bank
Securities, JP Morgan, Barclays Capital, BNP
Paribas, Calyon Securities, Citigroup, HSBC
Securities, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
69073TAM5


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
96.724


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Ba3/BB


Current yield
7.63%


Benchmark vs Spread (basis points)
527bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Balanced Fund
DWS
45,000.00
 $       7,200
0.01%



DWS Balanced VIP
DWS
10,000.00
 $       1,600
0.00%



DWS High Income Fund
DWS
1,770,000.00
 $ 1,712,015
0.30%



DWS High Income Plus Fund
DWS
370,000.00
 $    357,879
0.06%



DWS High Income Trust
DWS
205,000.00
 $    198,284
0.03%



DWS High Income VIP
DWS
230,000.00
 $    222,465
0.04%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,345
0.00%



DWS Multi Market Income Trust
DWS
160,000.00
 $    154,758
0.03%



DWS Strategic Income Fund
DWS
120,000.00
 $    116,069
0.02%



DWS Strategic Income Trust
DWS
45,000.00
 $      43,526
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $      24,181
0.00%



Total

3,000,000
 $ 2,857,322
0.50%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
74913GAU9


Issuer
Qwest Corporation


Underwriters
Banc of America Securities, JP Morgan, Morgan
Stanley, Wachovia, Barclays Capital, Credit
Suisse, Deutsche Bank Securities, Goldman
Sachs & Co, UBS Securities, US Bank


Years of continuous operation, including predecessors
> 3 years


Security
QUS 8.375% 05/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/7/2009


Total amount of offering sold to QIBs
810,500,000


Total amount of any concurrent public offering
0


Total
810,500,000


Public offering price
92.498


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.19%


Rating
Ba1/BBB-


Current yield
9.05%


Benchmark vs Spread (basis points)
745

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS High Income Fund
DWS
1,185,000.00
 $ 1,096,101
0.15%



DWS High Income Plus Fund
DWS
420,000.00
 $    388,492
0.05%



DWS High Income Trust
DWS
30,000.00
 $      27,749
0.00%



DWS High Income VIP
DWS
255,000.00
 $    235,870
0.03%



DWS Lifecycle Long Range Fund
DWS
340,000.00
 $    314,493
0.04%



DWS Multi Market Income Trust
DWS
90,000.00
 $      83,248
0.01%



DWS Strategic Income Trust
DWS
20,000.00
 $      18,500
0.00%



Total

2,340,000
 $ 2,164,453
0.29%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
827048AL39


Issuer
Siligan Holdings Incorporated


Underwriters
Banc of America Securities, Deutsche Bank
Securities, Morgan Stanley, BNP Paribas, Rabo
Securities, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
SLGN 7.25% 08/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
97.280


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.63%


Rating
Ba3/BB+


Current yield
7.45%


Benchmark vs Spread (basis points)
504bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Balanced Fund
DWS
80,000.00
 $      77,824
0.03%



DWS Balanced VIP
DWS
20,000.00
 $      19,456
0.01%



DWS High Income Fund
DWS
3,235,000.00
 $ 3,147,008
1.29%



DWS High Income Plus Fund
DWS
675,000.00
 $    656,640
0.27%



DWS High Income Trust
DWS
370,000.00
 $    359,936
0.15%



DWS High Income VIP
DWS
415,000.00
 $    403,712
0.17%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      29,184
0.01%



DWS Multi Market Income Trust
DWS
320,000.00
 $    311,296
0.13%



DWS Strategic Income Fund
DWS
220,000.00
 $    214,016
0.09%



DWS Strategic Income Trust
DWS
85,000.00
 $      82,688
0.03%



DWS Strategic Income VIP
DWS
50,000.00
 $      48,640
0.02%



Total

5,500,000
 $ 5,350,400
2.20%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
85590AAM6


Issuer
Starwood Hotels & Resort


Underwriters
Banc of America Securities, Deutsche Bank
Securities, JP Morgan, Barclays Capital, BBVA
Securities, Calyon Securities, Citigroup, Credit
Suisse, Goldman Sachs, HSBC Securities,
Mizuho Securities, Morgan Stanley, RBS
Securities, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
HOT 7.88% 10/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/30/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
96.285


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.38%


Rating
Ba1/BB


Current yield
8.18%


Benchmark vs Spread (basis points)
686bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Balanced Fund
DWS
65,000
 $      62,585
0.01%



DWS Balanced VIP
DWS
20,000
 $      19,257
0.00%



DWS High Income Fund
DWS
2,975,000
 $ 2,864,479
0.60%



DWS High Income Plus Fund
DWS
615,000
 $    592,153
0.12%



DWS High Income Trust
DWS
340,000
 $    327,369
0.07%



DWS High Income VIP
DWS
370,000
 $    356,255
0.07%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,886
0.01%



DWS Multi Market Income Trust
DWS
270,000.00
 $    259,970
0.05%



DWS Strategic Income Fund
DWS
200,000
 $    192,570
0.04%



DWS Strategic Income Trust
DWS
70,000.00
 $      67,400
0.01%



DWS Strategic Income VIP
DWS
45,000
 $      43,328
0.01%



Total

5,000,000
 $ 4,814,250
1.00%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
257559AG9


Issuer
Domtar Corp


Underwriters
JP Morgan, Morgan Stanley, Banc of America
Securities, BMO Capital Markets Corp, CIBC
World Markets, Citigroup, Desjardins Securities,
Fortis Securities, Goldman Sachs, NBF Securities
USA Corp, Rabo Securities USA, RBC Capital
Advisors, Scotia Capital, TD Securities, Deutsche
Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
UFS 1.75% 06/01/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JPMorgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/3/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
96.157


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
Ba3/BB-


Current yield
11.18%


Benchmark vs Spread (basis points)
822bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Balanced Fund
DWS
70,000.00
 $      67,310
0.02%



DWS Balanced VIP
DWS
20,000.00
 $      19,231
0.01%



DWS High Income Fund
DWS
2,940,000.00
 $  2,827,016
0.74%



DWS High Income Plus Fund
DWS
605,000.00
 $     581,750
0.15%



DWS High Income Trust
DWS
345,000.00
 $     331,742
0.09%



DWS High Income VIP
DWS
380,000.00
 $     365,397
0.10%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,847
0.01%



DWS Multi Market Income Trust
DWS
300,000.00
 $     288,471
0.08%



DWS Strategic Income Fund
DWS
230,000.00
 $     221,161
0.06%



DWS Strategic Income Trust
DWS
80,000.00
 $      76,926
0.02%



Total

5,000,000
 $  4,807,850
1.25%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
13134YAD9


Issuer
Calpine Construction Finance Co


Underwriters
Credit Suisse, Deutsche Bank Securities, Goldman
Sachs, Morgan Stanley, ING Bank


Years of continuous operation, including predecessors
> 3 years


Security
CPN 8% 6/1/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services Inc.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
95.488


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
B1/BB-


Current yield
8.38%


Benchmark vs Spread (basis points)
630bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS High Income VIP
DWS
570,000.00
 $     544,282
0.06%



DWS High Income Fund
DWS
4,430,000.00
 $  4,230,118
0.44%



DWS High Income Plus Fund
DWS
920,000.00
 $     878,490
0.09%



DWS Balanced VIP
DWS
30,000.00
 $      28,646
0.00%



DWS Balanced Fund
DWS
105,000.00
 $     100,262
0.01%



DWS Strategic Income VIP
DWS
65,000.00
 $      62,067
0.01%



DWS Strategic Income Fund
DWS
300,000.00
 $     286,464
0.03%



DWS Strategic Income Trust
DWS
115,000.00
 $     109,811
0.01%



DWS Multi Market Income Trust
DWS
420,000.00
 $     401,050
0.04%



DWS Lifecycle Long Range Fund
DWS
45,000.00
 $      42,970
0.00%



Total

7,000,000
 $  6,684,160
0.70%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
382550AZ4


Issuer
Goodyear Tire


Underwriters
Citigroup, Goldman Sachs, JP Morgan, BNP
Paribas, Calyon, HSBC Securities, Morgan
Stanley, Natixis Bleichroeder, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
GT 10.5% 05/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JPMorgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
95.846


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B+


Current yield
10.96%


Benchmark vs Spread (basis points)
877bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Balanced Fund
DWS
45,000.00
 $      43,131
0.00%



DWS Balanced VIP
DWS
10,000.00
 $       9,585
0.00%



DWS High Income Fund
DWS
1,780,000.00
 $ 1,706,059
0.18%



DWS High Income Plus Fund
DWS
370,000.00
 $    354,630
0.04%



DWS High Income Trust
DWS
205,000.00
 $    196,484
0.02%



DWS High Income VIP
DWS
225,000.00
 $    215,654
0.02%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,169
0.00%



DWS Multi Market Income Trust
DWS
160,000.00
 $    153,354
0.02%



DWS Strategic Income Fund
DWS
120,000.00
 $    115,015
0.01%



DWS Strategic Income Trust
DWS
40,000.00
 $      38,338
0.00%



DWS Strategic Income VIP
DWS
25,000.00
 $      23,962
0.00%



Total

3,000,000
 $ 2,875,380
0.30%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.